                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                             Salon Internet, Inc.
            (Exact Name of Registrant as Specified in its Charter)


               California                          94-3228750
         (State of Incorporation)     (I.R.S. Employer Identification No.)


            706 Mission Street
        San Francisco, California                     94103
   (Address of Principal Executive Offices)         (Zip Code)

     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-76511 (if applicable).

       Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                 Name Of Each Exchange On Which
       To Be So Registered                 Each Class Is To Be Registered

         Not Applicable                             Not Applicable


       Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, par value $0.001
                               (Title of class)

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Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

               The information contained in "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1, as amended (Commission File No. 333-76511), filed with the Securities and Exchange Commission (the "Form S-1 Registration Statement"), is hereby incorporated by reference.

Item 2.  Exhibits
         --------

               The following exhibits are filed as part of this Registration
Statement:

               1.  Form of Certificate of Incorporation of the Registrant.

               2.  Form of Bylaws of the Registrant.

               3. Third Amended and Restated Rights Agreement dated April 14, 1999, as amended to date, incorporated by reference to
                   Exhibit 4.1 of the Registrant's Form S-1 Registration Statement.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    Salon Internet, Inc.

Date:  June 16, 1999


                                    By:/s/ Todd Hagen
                                       ----------------------------
                                       Todd Hagen
                                       Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------

 Exhibit                                                                             Sequentially
                                       Exhibit
 Number                                -------                                       Numbered Page
 -------                                                                             -------------
    1                Form of Certificate of Incorporation of the
                     Registrant.

    2                Form of Bylaws of the Registrant.

    3                Third Amended and Restated Rights Agreement dated
                     April 14, 1999, as amended to date, incorporated by reference to Exhibit 4.1 of the Registrant's
                     Form S-1 Registration Statement.

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